                                                                    EXHIBIT 10.2

                                                       [HIGH SPEED ACCESS LOGO]

    THIS WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN ACQUIRED IN A TRANSACTION NOT INVOLVING ANY PUBLIC OFFERING AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE LAWS OF ANY STATE. NEITHER THIS WARRANT NOR SUCH SECURITIES MAY BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT, THE LAWS OF ANY APPLICABLE STATE, THE PROVISIONS OF THIS WARRANT, OR THE RECEIPT BY THE ISSUER OF AN OPINION OF COUNSEL, WHICH SHALL BE REASONABLY SATISFACTORY TO THE ISSUER, TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT AND SUCH STATE SECURITIES LAWS.

                                  JUNE 4, 1999

                           SECURITIES PURCHASE WARRANT

                   to Subscribe for and Purchase Common Stock
                                       of
                             HIGH SPEED ACCESS CORP.

        Void If Not Exercised During The Exercise Period Described Herein

Warrant No. R-005

         1. Grant of Warrant; Conditional Exercise. THIS CERTIFIES that, for value received, ETAN INDUSTRIES INC, A TEXAS CORPORATION, or its permitted assigns (the "Holder"), is entitled, subject to the terms and conditions hereinafter set forth, to earn on or prior to December 31, 2000, subscribe for and purchase from High Speed Access Corp., a Delaware corporation (hereinafter called the "Company"), at any time on or prior to December 31, 2001, during the Exercise Period, not more than Two Hundred Thousand (200,000), fully paid, nonassessable shares of the Company's post-Qualified Public Offering Common Stock, $0.01 par value, of the Company (i.e., the "Maximum Number of Warrant Shares") at the price equal to the Exercise Price (defined below). This Securities Purchase Warrant ("Warrant") is issued pursuant to the terms and conditions of, and is qualified by and subject to, Sections 1.14, 2.1 and 5 of a certain Systems Access Agreement (defined below), which is incorporated herein by reference. This Warrant may not be exercised unless accompanied by a signed Subscription Form in the form attached hereto as Exhibit A.

         2. Definitions. Unless otherwise defined herein, as used in this Securities Purchase Warrant, the following terms shall have the meanings ascribed to them as follows:

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            (a) "Affiliate" means, with respect to the Holder, any entity or person controlled, directly or indirectly, by ETAN Industries, Inc. or related by common ownership. As used in the foregoing sentence, "controlled" means (i) with respect to any entity, the ability to exercise voting power with respect to at least 50% of the outstanding voting securities of such entity.

            (b) "Cable System" shall have the meaning given it in Section 1.2 of the Systems Access Agreement.

            (c) "Common Stock" means the shares of common stock of $.01 par value that the Company is authorized to issue in accordance with its Amended Certificate of Incorporation, and all securities into which such Common Stock is exchanged or converted.

            (d) "Company" means High Speed Access Corp., a Delaware corporation, or such successor company as may result from any merger or other business combination or reorganization of High Speed Access Corp.

            (e) "Committed System" shall have the meaning given it in Section
1.3 of the Systems Access Agreement.

            (f) "Effective Date" means the date on which the Holder satisfies the Minimum Commitment which shall cause Warrant Shares to become automatically issuable in accordance with the provisions hereof and the Systems Access Agreement, and which shall in no event be later than December 31, 2000.

            (g) "Exercise Period" means, with respect to any Warrant Share, subject to any extension or extensions of the period pursuant to Section 7(c), the period beginning on the Effective Date of this Warrant and ending on December 31, 2002.

            (h) "Exercise Price" means Thirteen Dollars ($13.00) per share (adjusted if appropriate pursuant to Sections 6 or 7).

            (i) "Holder" means ETAN INDUSTRIES, INC., A TEXAS CORPORATION, or any other Person to whom this Warrant is transferred in accordance with Section 5 hereof.

            (j) "Homes Passed" shall have the meaning given it in Section 1.11 of the Systems Access Agreement.

            (k) "Network Services Agreement" means the Network Services Agreement dated June 15, 1999, between the Company and ETAN Industries, Inc.


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            (l) "Office" means the Company's office at 1000 W. Ormsby Ave, Suite
210, Louisville, KY 40210, or such other office as the Company may designate by written notice to the Holder.

            (m) "Person" means any person, firm, Company, or other entity.

            (n) "Receipt" means a written receipt, deliverable by the Company to the Holder pursuant to Section 4, (a) acknowledging the Company's receipt of the Exercise Price and the Holder's timely and proper exercise of this Warrant, and
(b) obligating the Company to issue a Stock Certificate to the Holder within 30 working days after this Warrant's surrender to the Company.

            (o) [Left Intentionally Blank]

            (p) "Secretary" means John G. Hundley or his duly elected and qualified successor as the Company's Secretary, or any duly elected and qualified Assistant Secretary of the Company.

            (q) "Securities Laws" means the Securities Act of 1933, as amended, or the securities laws of any state, or any similar successor federal or state statutes and rules and regulations thereunder, all as the same shall be in effect from time to time.

            (r) "Stock Certificate" means an appropriate certificate issued in the Holder's name representing the Subscribed Shares.

            (s) "Subscribed Shares" means, collectively, the number of whole Warrant Shares that the Holder designates on the Subscription Form as Warrant Shares that the Holder wishes to purchase upon this Warrant's surrender to the Company, which shall not exceed 200,000 shares of Common Stock (adjusted, if appropriate, pursuant to Sections 6).

            (t) "Subscription Form" means the subscription form attached as Exhibit A to this Warrant.

            (u) "Systems Access Agreement" means a certain Systems Access Agreement dated June 15, 1999, between the Company and ETAN Industries, Inc.

            (v) "Warrant" means this Securities Purchase Warrant.

            (w) "Warrant Period" means the period beginning on the date hereof and ending on the last date of the Exercise Period.

            (x) "Warrant Shares" means, collectively, the minimum and maximum number of shares of Common Stock that this Warrant entitles the Holder to subscribe for and receive upon the Holder's exercise of this Warrant in accordance with Section 3, or, as appropriate if the context



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requires, these same shares of Common Stock as they may be issued and outstanding in the hands of the Holder after exercise of this Warrant.

         3. Exercise of Warrant.

            (a) This Warrant entitles the Holder to earn , from time-to-time and upon the terms and conditions set forth in this Warrant but in no event later than the Effective Date, and purchase during the Exercise Period, Subscribed Shares in any amount equal to the number of Homes Passed (not to exceed 200,000) in Cable Systems which the Operator has designated as Committed Systems, on a one (1) Warrant Share per each Home Passed basis, as the case may be), in accordance with Section 5.1 of the Systems Access Agreement; provided that:

                           (1) the number of Subscribed Shares issuable under this Warrant, to the extent of the Committed Systems designated under Sections 2.1 and 2.2 of the Systems Access Agreement, will be cancelled and deemed forfeited by Holder (or its permitted transferee) in the event (i) any Operator withdraws Committed Systems under the Network Agreement for any reason other than pursuant to Section 13 of the Network Agreement or, (ii) subject to the clustering requirements of
         Section 4.2 of this Agreement, HSAC declines or is unable to deliver service to the Committed Systems within 180 days of notice by Holder (provided, that there will be no such forfeiture if HSAC is unable to Cluster Holder's Sub-4000 Systems on or before September 30, 2001) except to the extent Holder or such Operator replaces the Homes Passed in such withdrawn Committed System with the same number of Homes Passed in another Committed System(s)or additional Committed Systems, provided, that if at any time prior to December 31, 2001 (i) Holder has exercised any Warrants hereunder or any Class B Warrants applicable to Homes Passed in a Committed System, (ii) any Operator withdraws a Committed System from the Network Agreement for any reason other than pursuant to Section 13 of the Network Agreement, and (iii) Operators have not replaced the Homes Passed in such withdrawn Committed System with at least the number of Homes Passed as of December 31, 2000, the parties shall effect a reconciliation of the total number of Homes Passed in all Committed Systems under the Systems Access Agreement, and the number of Warrant Shares. If such reconciliation reveals that the total number of Homes Passed in all Committed Systems under the Systems Access Agreement is different than the total number of all outstanding Warrant Shares (the "Shortfall"), then the number of Warrant Shares issuable hereunder will be adjusted upward or downward, and the Shortfall will be cancelled and deemed forfeited by Holder (or its permitted transferee), as the case may be. If the number of unexercised Warrants then held by ETAN is insufficient to cover the Shortfall, then ETAN (or its permitted transferee) shall return to HSAC a number of Warrant Shares necessary to meet the Shortfall, and HSAC shall refund to ETAN the exercise price paid by ETAN for such returned Warrant Shares.;

                           (2) the inspection and commissioning procedures set forth in Section 2.3 of the Network Agreement have been satisfied, and


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                           (3) at no time may the number of such Subscribed
         Shares/Warrant Shares exceed, in the aggregate, the Maximum Number of Warrant Shares.

            (b) To exercise this Warrant an authorized officer of Holder (or its permitted transferee) shall, during the Exercise Period, on the day the Holder wishes to exercise this Warrant (the "Exercise Date"):

                           (1) Complete and certify the Subscription Form by designating the number of Subscribed Shares to which the Holder (or such permitted transferee) is entitled to exercise and wishes to exercise pursuant to such Subscription Form and Section 1 hereof (which may be less than or equal to the Maximum Number of Warrant Shares);

                           (2) Surrender this Warrant to the Secretary at the Company's Office, and

                           (3) Upon the surrender of this Warrant to the Secretary, deliver to the Secretary at the Company's Office a certified or cashier's check payable to the Company's order in an amount equal to
         (i) the number of Subscribed Shares, times (ii) the Exercise Price.

In the event the Company has completed a Qualified Public Offering and Holder has satisfied the Minimum Commitment, the Holder may at its option, in lieu of tendering a certified or cashier's check as provided in subparagraph (3) above, exercise this Warrant by submitting, during normal business hours, a duly executed exercise notice marked to reflect "Net Issue Exercise," and specifying the number of shares of Warrant Shares to be exercised. Upon a Net Issue Exercise, Holder shall be entitled to receive Warrant Shares equal to the value of this Warrant (or the portion thereof being exercised by Net Issue Exercise) by surrender of this Warrant to the Company together with notice of such election, in which event the Company shall issue to Holder a number of shares of the Company's Common Stock computed as of the date of surrender of this Warrant to the Company using the following formula:

                           X = Y x (A-B)
                               ---------
                                   A

         Where    X = the number of Warrant Shares to be issued to Holder;

                  Y = the number of Warrant Shares purchasable under this
                      Warrant (at the date of such calculation).

                  A = the Current Market Price of one share of the
                      Company's Common Stock (at the date of such calculation);

                  B = the Exercise Price (as adjusted to the date of such
                      calculation).


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As used above, "Current Market Price" means, if the Company's Common Stock is traded on a national securities exchange, the NASDAQ National Market System or the over-the-counter market, the average of the last reported price over the five (5) trading days immediately preceding the date of valuation at which the Common Stock has traded on such national securities exchange, the NASDAQ National Market System or the average of the bid and asked prices on the over-the-counter market on the date of valuation.

            (c) Notwithstanding any delay in the actual issuance of a Stock Certificate or Receipt pursuant to Section 4 hereof, the Warrant Shares shall be deemed issued for all purposes as of the opening of business on the Exercise Date subject to the provisions of Section 6.1.3 of the Systems Access Agreement, and the Holder shall for all purposes be deemed to be the holder of record of the Subscribed Shares to which the Receipt or the Stock Certificate pertains.

         4. Issuance of Certificate for Subscribed Shares. Upon the Holder's exercise of this Warrant in accordance with Section 3, the Company shall deliver to the Holder:

            (a) If the Subscribed Shares constitutes the Maximum Number of Warrant Shares (and as the Company chooses), either (1) a Stock Certificate, or
(2) a Receipt.

            (b) If the Subscribed Shares constitute less than the Maximum Number of Warrant Shares (and as the Company chooses), either

                           (1) (i) a Stock Certificate, together with (ii) a new Securities Purchase Warrant, containing the same terms and conditions as this Warrant, evidencing the Holder's continued right to subscribe (during the Exercise Period) for the remainder of the Maximum Number of Warrant Shares; or

                           (2) (i) a Receipt, together with (ii) a new
         Securities Purchase Warrant, containing the same terms and conditions as this Warrant, evidencing the Holder's continued right to subscribe (during the Exercise Period) for the remainder of the Maximum Number of Warrant Shares.

         5. Transfer of Warrant.

            (a) This Warrant shall be registered on the books of the Company, which shall be kept at its Office for that purpose, and shall be transferable in whole or in part but only on such books, by the Holder (or Holder's duly authorized representative) in person or by duly authorized attorney substantially in the form of Exhibit B hereof, and only in compliance with paragraph (b) below. The Company may issue appropriate stop orders to its Secretary or transfer agent to prevent a transfer in violation of this Section 5 and Section 7.

            (b) The Holder may transfer this Warrant during the Warrant Period by completing and signing the transfer form (the "Transfer Form") in the form of transfer form attached as Exhibit B


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to this Warrant; provided, however, that without the prior written consent of the Company, this Warrant and all rights hereunder may be transferred only (i) to an Affiliate, or (ii) in accordance with the requirements of Section 7 hereof and pursuant to the registration of this Warrant or the Warrant Shares under the Securities Laws (except as otherwise limited by any applicable shareholders buy-sell, registration rights, or voting agreements binding upon the Holder) or subsequent to any applicable holding period an exemption under Rule 144 or other exemption from such registration. If at least fifteen (15) working days before the end of the Exercise Period the Holder completes and signs the Transfer Form and surrenders this Warrant to the Secretary at the Company's Office, the Company shall, within ten (10) working days after this Warrant's surrender, issue to the transferee or transferees identified on the completed Transfer Form one or more new Securities Purchase Warrants (containing the same terms and conditions as this Warrant) evidencing the transferee's or transferees' right or rights to subscribe (during the Exercise Period) for all or part of the Warrant Shares.

            (c) Piggyback Registration. If the Company at any time or from time to time proposes to register any shares of its Common Stock for any holder thereof (a "Secondary Registration") under the Securities Act of 1933, as amended (the "Act") (except with respect to any registration statement filed on Form S-8 or Form S-4 or such other similar form then in effect under the Act), it will, at each such time promptly give written notice to Operator of its intention to do so, together with the name of the proposed underwriter(s), if any, and, upon Operator's written request, which must be given within twenty
(20) days after receipt of such notice (which request shall state the number of shares of Common Stock desired to be registered by Operator), the Company will use its best efforts to cause to be included in the Secondary Registration such shares of Common Stock held by Operator pro rata on the basis of the number of shares held by Operator and other selling stockholders requested to be included in the Secondary Registration (provided, however, that the Company may at any time withdraw or cease proceeding with any such Secondary Registration if it shall at the same time withdraw or cease proceeding with the registration of such other shares of Common Stock originally proposed by it to be registered). Operator shall pay its pro rata portion of all registration and selling expenses in connection with the Secondary Registration, including, without limitation, all registration and filing fees, printing expenses, listing fees, fees and disbursements of counsel and accountants, fees of the NASD, transfer taxes, fees of transfer agents and all underwriting discounts and selling commissions applicable to the sale of the shares. In any underwritten Secondary Registration, the Operator shall enter into an underwriting agreement containing reasonable and customary representations, warranties and indemnities, and will complete and execute all questionnaires, powers of attorney and other reasonable and customary documents reasonably required under the terms of such underwriting agreement or otherwise in order to facilitate the sale of the shares pursuant thereto.

         In connection with any Secondary Registration in which Operator is participating, Operator will furnish to the Company in writing such information with respect to Operator as the Company or the underwriters reasonably request for use in connection with any such registration statement or prospectus and shall indemnify the Company, its directors and officers and each person who controls the Company (within the meaning of the Act) against any losses, claims, damages, liabilities and expenses, joint or several (including reimbursement of legal fees and any amounts paid in settlement),


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to which the Company or any such other persons may become subject under any applicable laws arising out of, based upon or otherwise caused by any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the registration statement , prospectus or preliminary prospectus (or any amendment thereof or supplement thereto) or necessary to make the statements therein (in the case of a prospectus or preliminary prospectus, in the light of the circumstances under which they were made) not misleading, to the extent that such untrue statement or omission is contained in any information with respect to Operator so furnished in writing by Operator.

         6. Adjustments. The Exercise Price and the number of Warrant Shares purchasable hereunder are subject to adjustment from and after the Effective Date as follows:

            (a) Reclassification, etc. If the Company, at any time while this Warrant, or any portion thereof, remains outstanding and unexpired by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 6.

            (b) Split, Subdivision or Combination of Shares. If the Company, at any time while this Warrant, or any portion thereof, remains outstanding and unexpired, shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, then (i) in the case of a split or subdivision, the Exercise Price for such securities shall be proportionately decreased and the securities issuable upon exercise of this Warrant shall be proportionately increased, and
(ii) in the case of a combination, the Exercise Price for such securities shall be proportionately increased and the securities issuable upon exercise of this Warrant shall be proportionately decreased.

            (c) Adjustments for Dividends in Stock or Other Securities or Property. If while this Warrant, or any portion hereof, remains outstanding and unexpired the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 6.


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            (d) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 6, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.

            (e) No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holders of this Warrant against impairment.

            (f) Fractional Shares. No fractional shares or scrip representing fractional Common Shares shall be issued upon the exercise hereof. Upon exercise by any Holder, such Holder shall be entitled to receive the aggregate full number of Common Shares in which all the Warrant Shares being subscribed for by such Holder may exercise and in lieu of any fractional share to which such Holder would otherwise be entitled, an amount equal to such fractional share multiplied by the then fair market value (as hereafter defined) of Common Shares shall be paid by the Company in cash to such holder.

            (g) Validity of Shares. All Common Shares which may be issued upon exercise of this Warrant will, upon issuance, be legally and validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof.

            (h) Fair Market Value. For the purposes of this Section 6, if the Company's Common Shares shall be regularly traded in any market, its "fair market value" shall be based on (i) if the Common Shares are listed on a national stock exchange, the closing price on the principal stock exchange where the Common Shares are listed and traded, or if there is no trading on a given day, the mean between the closing bid and asked prices on such day on said exchange, or (ii) if the Common Shares are not so listed, the mean between the closing bid and asked prices on the over-the-counter market as furnished by a national quotation service or the principal broker making a market; and in each case the daily values so obtained shall be averaged over a period of ten (10) consecutive trading days immediately prior to the date of the determination and the average so obtained shall be deemed to be the "fair market value" of the Common Shares hereunder. If the Common Shares are not regularly traded in any market, its "fair market value" may be currently determined by the Board of Directors of the Company for the purpose of any transaction hereunder, and such determination shall be final and binding upon the Holders if it is made in good faith and with due care.


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


         7. Sale of Warrant or Warrant Shares. Neither this Warrant nor the Warrant Shares have been registered under the Securities Act of 1933, as amended, or under the securities laws of any state. Neither this Warrant nor the Warrant Shares may be sold, transferred, pledged, or hypothecated, in the absence of (i) an effective registration statement for this Warrant or the Warrant Shares, as the case may be, under the Act and such registration or qualification as may be necessary under the securities laws of any state, or
(ii) an opinion of counsel reasonably satisfactory to the Company that such registration or qualification is not required. The Company shall cause a Certificate or Certificates evidencing all or any part of the Warrant Shares prior to any such registration or qualification of Warrant Shares to bear the following legend:

         The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state (the "Securities Laws"). These securities may not be offered, sold, transferred, pledged, or hypothecated in the absence of registration under applicable Securities Laws, or the availability of an exemption therefrom. This Certificate will not be transferred on the books of the Company or any transfer agent acting on behalf of the Company except upon the receipt of an opinion of counsel, satisfactory to the Company, that the proposed transfer is exempt from the registration requirements of all applicable Securities Laws, or the receipt of evidence, satisfactory to the Company, that the proposed transfer is the subject of an effective registration statement under all applicable Securities Laws.

         8. Replacement of Warrant. At the request of the Holder and on production of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, the Company at its expense will issue in lieu thereof a new Warrant of like tenor.

         9. No Voting Rights. Except as otherwise provided herein, this Warrant shall not be deemed to confer upon the Holder any right to vote or to consent to or receive notice as a stockholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a stockholder, prior to the exercise hereof.

         10. Investment Covenant. The Holder by its acceptance of this Warrant covenants that this Warrant is, and the Warrant Shares issued hereunder will be, acquired for investment purposes, and that the Holder will not distribute this Warrant or the Warrant Shares in violation of any state or federal law or regulations. Holder will also upon execution hereof deliver to the Company an opinion of Holder's counsel in form and substance reasonably satisfactory to Company which states the the placement of the Warrant to Holder is exempt from the registration requirements of the Securities Act of 1933, as amended.

         11. Lock-Up Agreement. The Holder hereby agrees that for a period of six (6) months after the effective date of the closing of a Qualified Public Offering of the Company's Common Stock pursuant to a registration statement filed under the Act, the Holder will not, without the prior written consent of the Company, offer, pledge, margin, sell, contract to sell, grant any option for the sale of, enter into any hedging or derivatives transaction involving, or otherwise dispose of, directly or indirectly, any of the Warrant Shares, or the Warrant.


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


         12. Miscellaneous.

            (a) This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to the conflict of law principles thereof.

            (b) This Warrant shall bind the Company, its successors and assigns (including any Successor Company), and shall benefit and bind the Holder, the Holder's successors and permitted assigns.

            (c) The Section headings in this Warrant have been included solely for ease of reference and shall not be considered in the interpretation or construction of this Warrant. All references in this Warrant to "Sections" shall be construed as references to numbered Sections of this Warrant.

            (d) Any notice or delivery required or permitted by this Warrant shall be deemed given or made for all purposes of this Warrant when (1) the notice is in writing, and (2) the notice or the delivery is delivered by hand or is mailed by registered mail, return receipt requested, addressed to the intended recipient at (A) in the Company's case, the Company's Office, or (B) in the Holder's case, the Holder's address as set forth in the Company's records or at such other address as the Holder may designate by written notice to the Company.

         IN WITNESS WHEREOF, this Warrant has been executed as of the 4th day of June, 1999.


HIGH SPEED ACCESS CORP.                     ETAN INDUSTRIES,INC.


By /s/ High Speed Access Corp.              By /s/ ETAN Industries, Inc.
  --------------------------------            ---------------------------------
Name:                                       Name:
     -----------------------------               ------------------------------
Title:                                      Title:
      ----------------------------                -----------------------------
Date:                                       Date:
     -----------------------------               ------------------------------




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                                    Exhibit A


                        SUBSCRIPTION FORM TO BE EXECUTED
                          UPON EXERCISE OF THE WARRANT

Date:________________

To HIGH SPEED ACCESS CORP.:

The undersigned, as Holder, hereby subscribes, at the price and upon the other terms and conditions set forth on in this Securities Purchase Warrant of which this subscription form is a part, for _________ shares of the common stock, $.01 par value, of High Speed Access Corp.

                                          ETAN INDUSTRIES, INC.

                                          By:
                                             ----------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------

                                          Address:
                                                  -----------------------------

                                                  -----------------------------

                                    Exhibit B


                                  TRANSFER FORM


   [To be completed and signed only upon transfer of Warrant before exercise.]

         For value received, the undersigned hereby transfers this Warrant entitling the Holder to subscribe for ________________ shares of the common stock with $.01 par value of High Speed Access Corp. to ____________________________. The undersigned represents, warrants and covenants that it has this transfer conforms to the requirements of Section 5 of the Warrant.

         Dated _________________, _______.


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